   As filed with the Securities and Exchange Commission on February 8, 2000.
                                                   Registration No. 333---94707
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                ---------------
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------
                             LIFEMINDERS.COM, INC.
            (Exact name of Registrant as specified in its charter)

                                ---------------

            Delaware                              7311                            52-1990403
 (State or Other Jurisdiction of      (Primary Standard Industrial             (I.R.S. Employer
 Incorporation or Organization)       Classification Code Number)            Identification No.)

                                ---------------
                             1110 Herndon Parkway
                               Herndon, VA 20170
                                (703) 707-8261
  (Address, including zip code, and telephone number, including area code,of registrant's principal executive offices)

                                ---------------
                            Stephen R. Chapin, Jr.
                     President and Chief Executive Officer
                             LifeMinders.com, Inc.
                             1110 Herndon Parkway
                               Herndon, VA 20170
                                (703) 707-8261
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ---------------
                                  Copies to:

                Stephen A. Riddick                                 Michael R. Lincoln
                 Stephen J. Bolin                                   Sidney R. Smith
             Stephanie Miranda Pries                                  Rob C. Masri
         Brobeck, Phleger & Harrison LLP                           Cooley Godward LLP
             701 Pennsylvania Avenue                            2002 Edmund Halley Drive
                    Suite 220                                          Suite 300
               Washington, DC 20004                              Reston, VA 20191-3436
                  (202) 220-6000                                     (703) 262-8000

  Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
                                ---------------
   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, check the following box. [_]
   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-94707
   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                ---------------
                        CALCULATION OF REGISTRATION FEE

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
 Title of Each Class of                Proposed Maximum Proposed Maximum  Amount of
    Securities to be     Amount to be   Offering Price     Aggregate     Registration
       Registered        Registered(1)    Per Share      Offering Price     Fee(2)
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
Common stock, par value
 $0.01 per share........    345,000        $ 33.00        $11,385,000       $3,006
-------------------------------------------------------------------------------------

(1) Includes 45,000 shares of common stock which may be purchased by the underwriters to cover over-allotments, if any.
(2) Fee paid by application of balance of fees on hand at the SEC from Registration No. 333-94707.

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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

   This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The information in the Registration Statement on Form S-1 filed by LifeMinders.com, Inc. (Reg. No. 333-94707) pursuant to the Securities Act of 1933, as amended, and declared effective on February 7, 2000, including the exhibits, is incorporated by reference into this Registration Statement.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in Herndon, Virginia on the 8th day of February 2000.

                                          LIFEMINDERS.COM, INC.

                                                 /s/ Stephen R. Chapin, Jr.
                                          By: _________________________________
                                                   Stephen R. Chapin, Jr.
                                               President and Chief Executive
                                                          Officer

                               POWER OF ATTORNEY

   Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


              Signature                          Title                   Date
              ---------                          -----                   ----
      /s/ Stephen R. Chapin, Jr.       Chairman of the Board       February 8, 2000
______________________________________  President and Chief
        Stephen R. Chapin, Jr.          Executive Officer
                                        (Principal Executive
                                        Officer)

        /s/ Joseph S. Grabias          Vice President and Chief    February 8, 2000
______________________________________  Financial Officer
          Joseph S. Grabias             (Principal Financial
                                        Officer)

                  *                    Director                    February 8, 2000
______________________________________
         E. Rogers Novak, Jr.

                  *                    Director                    February 8, 2000
______________________________________
           B. Gene Riechers

                  *                    Director                    February 8, 2000
______________________________________
         Douglas A. Lindgren

                  *                    Director                    February 8, 2000
______________________________________
           Philip D. Black

                  *                    Director                    February 8, 2000
______________________________________
         Jonathan B. Bulkeley

     /s/ Stephen R. Chapin, Jr.
*By: ____________________________
       Stephen R. Chapin, Jr.
    Attorney-in-fact pursuant to
    Powers of Attorney previously
               filed.

                               INDEX TO EXHIBITS

   All exhibits filed with Registration Statement No. 333-94707 are incorporated by reference into, and shall be deemed a part of, this registration statement, except the following which are filed herewith.

 Exhibit
 Number  Document Description
 ------- --------------------
  5.1    Opinion of Brobeck, Phleger & Harrison LLP
 23.1    Consent of Pricewaterhouse Coopers LLP, independent accountants
 23.2    Consent of Brobeck, Phleger & Harrison LLP (contained in Exhibit 5.1)